Exhibit 99.1
NEWS RELEASE

TCF Financial Corporation • 333 West Fort Street, Suite 1800 • Detroit, MI 48226

FOR IMMEDIATE RELEASE

Contact:
Tom Wennerberg	(248) 498-2872	news@tcfbank.com	(Media)
Timothy Sedabres	(952) 745-2766	investor@tcfbank.com	(Investors)

TCF REPORTS FOURTH QUARTER 2019 RESULTS
TCF also announces quarterly cash dividends on common and preferred stock

Fourth Quarter Highlights

•	Quarterly net income of $112.4 million, or $0.72 per diluted share

•	Adjusted diluted earnings per common share of $1.04(1), excluding $49.2 million, or $0.32 per share, after-tax impact of merger-related expenses and notable items

•	Efficiency ratio of 73.49%; adjusted efficiency ratio of 58.51%(1)

•	Return on average common equity ("ROACE") of 8.00%; return on average tangible common equity ("ROATCE") of 11.35%(1); adjusted ROATCE of 16.25%(1)

•	Commercial loan and lease balances up $1.0 billion, or 4.5%, compared to September 30, 2019

•	Completed sale of $1.1 billion Legacy TCF auto finance portfolio

•	Net charge-off rate as a percentage of average loans and leases of 0.07%, annualized

•	Nonaccrual loans and leases of $169.7 million, or 0.49% of total loans and leases

•	Common equity Tier 1 capital ratio of 10.99%

•	Repurchased 657,817 common shares at a cost of $27.5 million

•	Declared quarterly cash dividends on common stock of $0.35 per share payable on March 2, 2020

Merger-related Expenses and Notable items in the Fourth Quarter(1)

•	Pre-tax merger-related expenses of $47.0 million, $36.1 million net of tax, or $0.24 per diluted common share for the fourth quarter

•	Pre-tax loss of $22.1 million, $13.1 million net of tax, or $0.08 per diluted common share related to notable items for the fourth quarter, see summary of notable items adjustments below

(1)	Denotes a non-GAAP financial measure. See "Reconciliation of GAAP to Non-GAAP Financial Measures" tables and the following table detailing merger-related expenses and notable items.

Note: TCF’s financial results for periods ended prior to August 1, 2019 reflect Legacy TCF financial results only on a standalone basis. In addition, TCF’s reported financial results for the third quarter of 2019 and the year ended December 31, 2019 reflect Legacy TCF financial results for the period before August 1, 2019 and the post-merger combined TCF financial results on and after August 1, 2019, with the fourth quarter of 2019 financial results being solely of the post-merger combined TCF. As a result, TCF’s financial results for the fourth quarter, third quarter and year ended December 31, 2019 may not be directly comparable to prior reported periods. The number of shares issued and outstanding, earnings per share, additional paid-in-capital, dividends paid and all references to share quantities of TCF have been retrospectively restated to reflect the equivalent number of shares issued in the Merger as the Merger was treated as a reverse merger.

Summary of Financial Results(1)
	At or For the Quarter Ended					Change From
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,		Dec. 31,
(Dollars in thousands, except per share data)	2019	2019	2019	2019	2018	2019		2018
Financial Results
Net income attributable to TCF	$112,399	$22,148	$90,427	$70,494	$85,652	N.M.	%	31.2%
Net interest income	408,753	371,793	254,057	254,429	253,153	9.9		61.5
Basic earnings per common share	$0.72	$0.15	$1.07	$0.83	$1.00	N.M.		(28.0)
Diluted earnings per common share	0.72	0.15	1.07	0.83	1.00	N.M.		(28.0)
Return on average assets ("ROAA")(3)	0.99%	0.26%	1.54%	1.22%	1.52%	73	bps	(53)	bps
ROACE(3)	8.00	1.75	14.27	11.40	14.30	625		(630)
ROATCE (non-GAAP)(2)(3)	11.35	2.68	15.46	12.42	15.58	867		(423)
Net interest margin	3.86	4.12	4.46	4.58	4.63	(26)		(77)
Net interest margin (FTE)(2)(3)	3.89	4.14	4.49	4.61	4.67	(25)		(78)
Net charge-offs as a percentage of average loans and leases(3)	0.07	0.39	0.29	0.39	0.46	(32)		(39)
Nonperforming assets as a percentage of total loans and leases and other real estate owned	0.59	0.62	0.62	0.63	0.65	(3)		(6)
Efficiency ratio	73.49	91.32	65.11	70.70	66.30	(1,783)		719
Adjusted Financial Results (non-GAAP)
Adjusted net income attributable to TCF(2)	$161,581	$128,301	$93,650	$77,700	$85,652	25.9%		88.6%
Adjusted diluted earnings per common share(2)	$1.04	$0.98	$1.11	$0.91	$1.00	6.1		4.0
Adjusted ROAA(2)(3)	1.42%	1.34%	1.59%	1.34%	1.52%	8	bps	(10)	bps
Adjusted ROACE(2)(3)	11.57	11.21	14.79	12.61	14.30	36		(273)
Adjusted ROATCE(2)(3)	16.25	14.96	16.02	13.72	15.58	129		67
Adjusted efficiency ratio(2)	58.51	58.74	61.48	65.67	63.89	(23)		(538)
N.M. Not meaningful

(1)
Financial results for any periods ended prior to August 1, 2019 reflect Legacy TCF financials on a standalone basis. Certain reclassifications have been made to prior period financial information to conform to the current period presentation.

(2)	Denotes a non-GAAP financial measure. See "Reconciliation of GAAP to Non-GAAP Financial Measures" tables.

(3)	Annualized.

The following table includes merger-related expenses and notable items used to arrive at adjusted net income in the Adjusted Financial Results (non-GAAP) (see Reconciliation of Non-GAAP Financial Measures).

	For the Quarter Ended December 31, 2019
(Dollars in thousands, except per share data)	Pre-tax income (loss)	After-tax benefit (loss)(1)	Per Share
Merger-related expenses	$(47,025)	$(36,059)	$(0.24)
Notable items:
Sale of Legacy TCF auto finance portfolio(2)	(12,864)	(9,865)	(0.06)
Branch exit costs(3)	(3,494)	(2,679)	(0.02)
Loan servicing rights impairment recovery(4)	638	490	—
Pension fair valuation adjustment(3)	(6,341)	(4,862)	(0.03)
Tax basis adjustment benefit(5)	—	3,793	0.03
Total notable items	(22,061)	(13,123)	(0.08)
Total merger-related and notable items	$(69,086)	$(49,182)	$(0.32)

(1)	Net of tax benefit at TCF's normal tax rate and other tax benefits.

(2)
Included within net (loss) gain on sales of loans and leases ($8.2 million), other noninterest expense ($2.2 million), occupancy and equipment ($1.5 million) and compensation and employee benefits ($0.9 million).

(3)	Included within Other noninterest expense.

(4)	Included within Other noninterest income.

(5)	Included within Income tax expense (benefit).

DETROIT (January 27, 2020) - TCF Financial Corporation ("TCF" or the "Corporation") (NASDAQ: TCF) today reported net income of $112.4 million and diluted earnings per common share of $0.72 for the fourth quarter of 2019. Adjusted net income was $161.6 million, or $1.04 per diluted common share, for the fourth quarter of 2019, excluding merger-related expenses and notable items of $0.32 per common share (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables).

"We closed out the year with our first full quarter as a combined organization following our merger of equals and we produced strong business results, driven by robust loan growth led by our commercial businesses, strong credit quality, and continued progress on our integration roadmap," said Craig R. Dahl, president and chief executive officer. "We continued to execute on our business strategies, including completing the sale of the legacy auto finance portfolio, adding key talent to our commercial banking teams, and ensuring we maintain our business momentum as we go into 2020. We remained focused on executing on our targeted expense synergies and integration activities throughout the year. Our strong capital position allows us to continue to pursue organic growth opportunities and leverage our scale and product breadth created by our strategic partnership. I am confident in our opportunities in 2020, and we will continue to focus on our commitment to delivering value for our shareholders."

Net Interest Income and Net Interest Margin
Net interest income was $408.8 million for the fourth quarter of 2019. Purchase accounting accretion and amortization included in net interest income was $30.5 million. Net interest income, excluding purchase accounting accretion and amortization, was $378.3 million. Net interest margin was 3.86% for the fourth quarter of 2019 while net interest margin on a fully tax-equivalent basis (FTE) was 3.89%. Net interest margin FTE, excluding purchase accounting accretion and amortization, was 3.60% (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables).

Noninterest Income
Noninterest income was $158.1 million for the fourth quarter of 2019. Noninterest income included the following notable items: an $8.2 million loss related to the sale of the Legacy TCF auto finance portfolio, included in net gains (losses) on sales of loans and leases, and a $0.6 million recovery of prior loan servicing rights impairment, included in other noninterest income. Adjusted noninterest income for the fourth quarter of 2019 was $165.6 million (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables). The fourth quarter of 2019 also included a $3.7 million gain on sale of loans and leases related to a nonaccrual and TDR loan sale, included in net gains (losses) on sales of loans and leases and a $2.4 million favorable interest rate swap mark-to-market adjustment resulting from changes in the interest rate environment, included in other noninterest income.

Noninterest Expense
Noninterest expense was $416.6 million for the fourth quarter of 2019 and included $47.0 million of merger-related expenses. Noninterest expense also included the following notable items: $6.3 million of expense related to pension fair valuation adjustment on plans with previously announced terminations, included in other noninterest expense, $4.6 million of expense related to the sale of the Legacy TCF auto finance portfolio ($2.2 million in other noninterest expense, $1.5 million in occupancy and equipment expense and $0.9 million in compensation and employee benefits) and $3.5 million of expense related to branch exit costs, included in other noninterest expense. Excluding merger-related expenses and notable items, adjusted noninterest expense was $355.0 million (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables). The fourth quarter of 2019 also included $4.0 million of impairment related to federal historic tax credits placed into service, included in other noninterest expense, and a $1.3 million impairment charge recognized on a branch we intend to sell in the future, included within occupancy and equipment expense. The $4.0 million of impairment related to federal historic tax credits placed into service was more than offset by an income tax benefit of $3.6 million related to the same tax credits.

Income Tax Expense
Income tax expense for the fourth quarter of 2019 was $21.4 million. In addition to the $3.6 million historic tax credit benefit noted above, the fourth quarter of 2019 also included a $3.8 million tax basis adjustment benefit.

Credit Quality
Provision for credit losses Provision for credit losses was $14.4 million for the fourth quarter of 2019. Provision for credit losses for the fourth quarter of 2019 was reduced by $4.7 million of recoveries of previous charge-offs related to the sale of consumer nonaccrual and TDR loans.

Net charge-off rate The annualized net charge-offs as a percentage of average loans and leases was 0.07% for the fourth quarter of 2019. Net charge-offs for the fourth quarter of 2019 were reduced by $4.7 million of recoveries of previous charge-offs related to the sale of consumer nonaccrual and TDR loans. The annualized net charge-off rate excluding this recovery was 0.13% (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables).

Allowance for Loan and Lease Losses Allowance for loan and lease losses was $113.1 million, or 0.33% of total loans and leases, at December 31, 2019, down from $121.2 million, or 0.36%, at September 30, 2019.

Nonaccrual loans and leases Nonaccrual loans and leases were $169.7 million at December 31, 2019 and represented 0.49% of total loans and leases, compared to $181.8 million, or 0.54% of total loans and leases, at September 30, 2019. The decrease of nonaccrual loans and leases from September 30, 2019 was primarily due to $17.3 million of consumer nonaccrual loans sold in the fourth quarter of 2019.

Balance Sheet
Loans and leases Loans and leases were $34.5 billion at December 31, 2019, an increase of $986.7 million compared to $33.5 billion at September 30, 2019. The increase from September 30, 2019 was primarily due to growth in the commercial and industrial and commercial real estate portfolios. During the fourth quarter of 2019, TCF completed the sale of the $1.1 billion Legacy TCF auto finance portfolio, which had been included within loans held-for-sale at September 30, 2019.

Investment securities The investment securities portfolio was $6.9 billion at December 31, 2019, compared to $5.7 billion at September 30, 2019. The increase from September 30, 2019 was primarily due to the continued reinvestment into the investment securities portfolio following repositioning actions taken in the third quarter of 2019.

Deposits Deposits were $34.5 billion at December 31, 2019, compared to $35.3 billion at September 30, 2019. The decrease from September 30, 2019 was primarily due to the run-off of $930.4 million of certificates of deposit, which included $402.3 million of brokered certificates of deposit.

Capital The common equity Tier 1 capital ratio was 10.99% at December 31, 2019.

TCF repurchased $27.5 million of its common stock during the fourth quarter of 2019 and had the authority to repurchase an additional $122.5 million in aggregate value of shares as of December 31, 2019 pursuant to its share repurchase program.

TCF's board of directors also declared a regular quarterly cash dividend of $0.35 per common share payable on March 2, 2020 to shareholders of record at the close of business on February 14, 2020. In addition, the board of directors declared a quarterly cash dividend of $0.35625 per depositary share payable on March 2, 2020 to shareholders of record of the depositary shares, representing a 1/1,000th interest in a share of the 5.70% Series C Non-Cumulative Perpetual Preferred Stock, at the close of business on February 14, 2020.

Conference Call Details TCF will host a conference call to discuss fourth quarter 2019 results on Tuesday, January 28, 2020 at 10:00 a.m. Eastern Time. The conference call will be available via a live webcast on the Investor Relations section of TCF's website, ir.tcfbank.com, and archived for replay. The conference call can also be accessed by dialing (844) 512-2926 and entering access code 7648346. To listen to the replay via phone, please dial (877) 344-7529 and enter access code 10138016. The replay begins approximately one hour after the call is completed on Tuesday, January 28, 2020 and will be available through Tuesday, February 4, 2020.

TCF Financial Corporation (NASDAQ: TCF) is a Detroit, Michigan-based financial holding company with $47 billion in total assets at December 31, 2019 and a top 10 deposit market share in the Midwest. TCF’s primary banking subsidiary, TCF National Bank, is a premier Midwest bank offering consumer and commercial banking, trust and wealth management, and specialty leasing and lending products and services to consumers, small businesses and commercial clients. TCF has approximately 500 branches primarily located in Michigan, Illinois and Minnesota with additional locations in Arizona, Colorado, Ohio, South Dakota and Wisconsin. TCF also conducts business across all 50 states and Canada through its specialty lending and leasing businesses. To learn more about TCF, visit ir.tcfbank.com.

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act
Any statements contained in this earnings release regarding the outlook for the Corporation's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Corporation's plans and objectives, forecasts of market trends and other matters are forward-looking statements based on the Corporation's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.

Certain factors could cause the Corporation's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A. of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2018 under the heading "Risk Factors" and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive.

Use of Non-GAAP Financial Measures
Management uses the adjusted net income, adjusted diluted earnings per common share, adjusted ROAA, adjusted ROACE, ROATCE, adjusted ROATCE, adjusted efficiency ratio, adjusted net interest income, net interest margin (FTE), adjusted net interest margin (FTE), adjusted noninterest income, adjusted noninterest expense, tangible book value per common share and tangible common equity to tangible assets internally to measure performance and believes that these financial measures not recognized under generally accepted accounting principles in the United States ("GAAP") (i.e. non-GAAP) provide meaningful information to investors that will permit them to assess the Corporation's capital and ability to withstand unexpected market or economic conditions and to assess the performance of the Corporation in relation to other banking institutions on the same basis as that applied by management, analysts and banking regulators. TCF adjusts certain results to exclude merger-related expenses and notable items in addition to presenting net interest income and net interest margin (FTE) excluding purchase accounting accretion and amortization. Management believes these measures are useful to investors in understanding TCF's business and operating results.
These non-GAAP financial measures are not defined by GAAP and other entities may calculate them differently than TCF does. Non-GAAP financial measures have inherent limitations and are not required to be uniformly applied. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a corporation, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to shareholders.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Financial Condition (Unaudited)
						Change From
(Dollars in thousands)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30, 2019		Dec. 31, 2018
	2019	2019	2019	2019	2018	$	%	$	%
ASSETS:
Cash and cash equivalents:
Cash and due from banks	$491,787	$586,060	$294,566	$283,659	$279,267	$(94,273)	(16.1)%	$212,520	76.1%
Interest-bearing deposits with other banks	736,584	736,954	260,705	180,163	307,790	(370)	(0.1)	428,794	139.3
Total cash and cash equivalents	1,228,371	1,323,014	555,271	463,822	587,057	(94,643)	(7.2)	641,314	109.2
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	442,440	290,238	105,659	103,644	91,654	152,202	52.4	350,786	N.M.
Investment securities:
Available-for-sale, at fair value	6,720,001	5,579,835	3,109,803	2,945,342	2,470,065	1,140,166	20.4	4,249,936	172.1
Held-to-maturity, at amortized cost	139,445	144,000	144,919	148,024	148,852	(4,555)	(3.2)	(9,407)	(6.3)
Total investment securities	6,859,446	5,723,835	3,254,722	3,093,366	2,618,917	1,135,611	19.8	4,240,529	161.9
Loans and leases held-for-sale	199,786	1,436,069	74,410	64,468	90,664	(1,236,283)	(86.1)	109,122	120.4
Loans and leases	34,497,464	33,510,752	19,185,137	19,384,210	19,073,020	986,712	2.9	15,424,444	80.9
Allowance for loan and lease losses	(113,052)	(121,218)	(146,503)	(147,972)	(157,446)	8,166	6.7	44,394	28.2
Loans and leases, net	34,384,412	33,389,534	19,038,634	19,236,238	18,915,574	994,878	3.0	15,468,838	81.8
Premises and equipment, net	533,138	554,194	432,751	429,711	427,534	(21,056)	(3.8)	105,604	24.7
Goodwill	1,299,878	1,265,111	154,757	154,757	154,757	34,767	2.7	1,145,121	N.M.
Other intangible assets, net	168,368	215,910	18,885	19,684	20,496	(47,542)	(22.0)	147,872	N.M.
Loan servicing rights	56,313	55,301	19	20	23	1,012	1.8	56,290	N.M.
Other assets	1,479,401	1,439,305	991,722	853,005	792,936	40,096	2.8	686,465	86.6
Total assets	$46,651,553	$45,692,511	$24,626,830	$24,418,715	$23,699,612	$959,042	2.1	$22,951,941	96.8
LIABILITIES AND EQUITY:
Deposits:
Noninterest-bearing	$7,970,590	$7,979,900	$4,062,912	$4,104,652	$3,936,155	$(9,310)	(0.1)%	$4,034,435	102.5%
Interest-bearing	26,497,873	27,306,174	15,049,475	14,919,459	14,967,531	(808,301)	(3.0)	11,530,342	77.0
Total deposits	34,468,463	35,286,074	19,112,387	19,024,111	18,903,686	(817,611)	(2.3)	15,564,777	82.3
Short-term borrowings	2,669,145	2,607,300	350,764	355,992	—	61,845	2.4	2,669,145	N.M.
Long-term borrowings	2,354,448	860,482	1,617,531	1,411,426	1,449,472	1,493,966	173.6	904,976	62.4
Other liabilities	1,432,256	1,245,238	835,630	981,341	790,194	187,018	15.0	642,062	81.3
Total liabilities	40,924,312	39,999,094	21,916,312	21,772,870	21,143,352	925,218	2.3	19,780,960	93.6
Equity:
Preferred stock	169,302	169,302	169,302	169,302	169,302	—	—	—	—
Common stock	152,966	153,571	87,944	88,063	88,198	(605)	(0.4)	64,768	73.4
Additional paid-in capital	3,462,080	3,478,159	781,788	789,467	798,627	(16,079)	(0.5)	2,663,453	N.M.
Retained earnings	1,896,427	1,840,214	1,874,308	1,810,701	1,766,994	56,213	3.1	129,433	7.3
Accumulated other comprehensive income (loss)	54,277	56,228	37,334	5,481	(33,138)	(1,951)	(3.5)	87,415	N.M.
Treasury stock at cost and other	(28,037)	(27,370)	(265,016)	(246,621)	(252,182)	(667)	(2.4)	224,145	88.9
Total TCF Financial Corporation shareholders' equity	5,707,015	5,670,104	2,685,660	2,616,393	2,537,801	36,911	0.7	3,169,214	124.9
Non-controlling interest	20,226	23,313	24,858	29,452	18,459	(3,087)	(13.2)	1,767	9.6
Total equity	5,727,241	5,693,417	2,710,518	2,645,845	2,556,260	33,824	0.6	3,170,981	124.0
Total liabilities and equity	$46,651,553	$45,692,511	$24,626,830	$24,418,715	$23,699,612	$959,042	2.1	$22,951,941	96.8
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Quarter Ended					Change From
(Dollars in thousands)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30, 2019		Dec. 31, 2018
	2019	2019	2019	2019	2018	$	%	$	%
Interest income:
Interest and fees on loans and leases	$446,738	$417,370	$283,282	$283,238	$275,200	$29,368	7.0%	$171,538	62.3%
Interest on investment securities:
Taxable	36,282	31,038	22,041	16,666	13,915	5,244	16.9	22,367	160.7
Tax-exempt	4,374	3,385	1,208	2,684	4,147	989	29.2	227	5.5
Interest on loans held-for-sale	15,767	1,408	599	825	1,405	14,359	N.M.	14,362	N.M.
Interest on other earning assets	6,617	6,607	3,651	3,481	3,242	10	0.2	3,375	104.1
Total interest income	509,778	459,808	310,781	306,894	297,909	49,970	10.9	211,869	71.1
Interest expense:
Interest on deposits	77,003	70,900	40,646	37,608	33,462	6,103	8.6	43,541	130.1
Interest on borrowings	24,022	17,115	16,078	14,857	11,294	6,907	40.4	12,728	112.7
Total interest expense	101,025	88,015	56,724	52,465	44,756	13,010	14.8	56,269	125.7
Net interest income	408,753	371,793	254,057	254,429	253,153	36,960	9.9	155,600	61.5
Provision for credit losses	14,403	27,188	13,569	10,122	18,894	(12,785)	(47.0)	(4,491)	(23.8)
Net interest income after provision for credit losses	394,350	344,605	240,488	244,307	234,259	49,745	14.4	160,091	68.3
Noninterest income:
Fees and service charges on deposit accounts	39,356	34,384	27,842	26,278	29,539	4,972	14.5	9,817	33.2
Leasing revenue	46,686	39,590	39,277	38,165	51,602	7,096	17.9	(4,916)	(9.5)
Wealth management revenue	6,172	4,241	—	—	—	1,931	45.5	6,172	N.M.
Card and ATM revenue	24,751	23,315	20,496	18,659	20,093	1,436	6.2	4,658	23.2
Net gains (losses) on sales of loans and leases	12,934	(5,984)	11,141	8,217	8,795	18,918	N.M.	4,139	47.1
Servicing fee revenue	6,022	5,121	4,523	5,110	5,523	901	17.6	499	9.0
Net gains on investment securities	8	5,900	1,066	451	167	(5,892)	(99.9)	(159)	(95.2)
Other	22,123	(12,309)	5,373	6,624	8,149	34,432	N.M.	13,974	171.5
Total noninterest income	158,052	94,258	109,718	103,504	123,868	63,794	67.7	34,184	27.6
Noninterest expense:
Compensation and employee benefits	180,969	155,745	116,266	123,942	130,022	25,224	16.2	50,947	39.2
Occupancy and equipment	56,771	49,229	41,850	41,710	42,277	7,542	15.3	14,494	34.3
Lease financing equipment depreciation	18,629	19,408	19,133	19,256	19,085	(779)	(4.0)	(456)	(2.4)
Net foreclosed real estate and repossessed assets	4,242	2,203	2,448	4,630	4,396	2,039	92.6	(154)	(3.5)
Merger-related expenses	47,025	111,259	4,226	9,458	—	(64,234)	(57.7)	47,025	N.M.
Other	108,935	87,776	52,926	54,079	54,178	21,159	24.1	54,757	101.1
Total noninterest expense	416,571	425,620	236,849	253,075	249,958	(9,049)	(2.1)	166,613	66.7
Income before income tax expense	135,831	13,243	113,357	94,736	108,169	122,588	N.M.	27,662	25.6
Income tax expense (benefit)	21,375	(11,735)	19,314	21,287	20,013	33,110	N.M.	1,362	6.8
Income after income tax expense (benefit)	114,456	24,978	94,043	73,449	88,156	89,478	N.M.	26,300	29.8
Income attributable to non-controlling interest	2,057	2,830	3,616	2,955	2,504	(773)	(27.3)	(447)	(17.9)
Net income attributable to TCF Financial Corporation	112,399	22,148	90,427	70,494	85,652	90,251	N.M.	26,747	31.2
Preferred stock dividends	2,494	2,494	2,494	2,493	2,494	—	—	—	—
Net income available to common shareholders	$109,905	$19,654	$87,933	$68,001	$83,158	$90,251	N.M.	$26,747	32.2
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Year Ended December 31,		Change
(Dollars in thousands, except per share data)	2019	2018	$	%
Interest income:
Interest and fees on loans and leases	$1,430,628	$1,082,135	$348,493	32.2%
Interest on investment securities:
Taxable	106,027	41,406	64,621	156.1
Tax-exempt	11,651	17,138	(5,487)	(32.0)
Interest on loans held-for-sale	18,599	6,686	11,913	178.2
Interest on other earning assets	20,356	11,964	8,392	70.1
Total interest income	1,587,261	1,159,329	427,932	36.9
Interest expense:
Interest on deposits	226,157	107,690	118,467	110.0
Interest on borrowings	72,072	43,144	28,928	67.0
Total interest expense	298,229	150,834	147,395	97.7
Net interest income	1,289,032	1,008,495	280,537	27.8
Provision for credit losses	65,282	46,768	18,514	39.6
Net interest income after provision for credit losses	1,223,750	961,727	262,023	27.2
Noninterest income:
Fees and service charges on deposit accounts	127,860	113,242	14,618	12.9
Leasing revenue	163,718	172,603	(8,885)	(5.1)
Wealth management revenue	10,413	—	10,413	N.M.
Card and ATM revenue	87,221	78,406	8,815	11.2
Net gains on sales of loans and leases	26,308	33,695	(7,387)	(21.9)
Servicing fee revenue	20,776	27,334	(6,558)	(24.0)
Net gains on investment securities	7,425	348	7,077	N.M.
Other	21,811	28,769	(6,958)	(24.2)
Total noninterest income	465,532	454,397	11,135	2.5
Noninterest expense:
Compensation and employee benefits	576,922	502,196	74,726	14.9
Occupancy and equipment	189,560	165,839	23,721	14.3
Lease financing equipment depreciation	76,426	73,829	2,597	3.5
Net foreclosed real estate and repossessed assets	13,523	17,050	(3,527)	(20.7)
Merger-related expenses	171,968	—	171,968	N.M.
Other	303,716	255,486	48,230	18.9
Total noninterest expense	1,332,115	1,014,400	317,715	31.3
Income before income tax expense	357,167	401,724	(44,557)	(11.1)
Income tax expense	50,241	86,096	(35,855)	(41.6)
Income after income tax expense	306,926	315,628	(8,702)	(2.8)
Income attributable to non-controlling interest	11,458	11,270	188	1.7
Net income attributable to TCF Financial Corporation	295,468	304,358	(8,890)	(2.9)
Preferred stock dividends	9,975	11,588	(1,613)	(13.9)
Impact of preferred stock redemption	—	3,481	(3,481)	(100.0)
Net income available to common shareholders	$285,493	$289,289	$(3,796)	(1.3)

Earnings per common share:
Basic	$2.56	$3.44	$(0.88)	(25.6)%
Diluted	2.55	3.43	(0.88)	(25.7)
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields and Rates (Unaudited)
	Quarter Ended
	Dec. 31, 2019			Sep. 30, 2019			Dec. 31, 2018
	Average		Yields &	Average		Yields &	Average		Yields &
(Dollars in thousands)	Balance	Interest(1)	Rates(1)(2)	Balance	Interest(1)	Rates(1)(2)	Balance	Interest(1)	Rates(1)(2)
ASSETS:
Federal Home Loan Bank and Federal Reserve Bank stocks	$388,640	$3,170	3.24%	$230,767	$806	1.39%	$87,321	$920	4.19%
Investment securities held-to-maturity	140,434	889	2.53	143,078	602	1.68	150,016	965	2.58
Investment securities available-for-sale:
Taxable	4,960,520	35,393	2.85	4,232,878	30,436	2.88	1,779,654	12,949	2.91
Tax-exempt(3)	778,994	5,536	2.84	643,576	4,283	2.66	788,806	5,250	2.66
Loans and leases held-for-sale	1,121,326	15,767	5.58	118,482	1,408	4.74	86,169	1,405	6.48
Loans and leases(3)(4)
Commercial and industrial	10,955,937	156,246	5.63	9,290,978	146,865	6.25	6,116,369	98,019	6.36
Commercial real estate	9,057,834	124,431	5.38	6,964,643	97,042	5.45	2,795,403	35,851	5.02
Lease financing	2,616,360	33,431	5.11	2,570,567	32,833	5.11	2,479,045	32,984	5.32
Residential mortgage	6,023,647	61,072	4.05	4,853,627	51,511	4.23	1,957,323	25,951	5.27
Consumer installment	1,546,952	19,382	4.97	2,389,830	34,543	5.73	2,134,568	30,246	5.62
Home equity	3,604,153	53,910	5.93	3,433,830	56,166	6.49	3,072,697	53,146	6.86
Total loans and leases(3)(4)	33,804,883	448,472	5.24	29,503,475	418,960	5.62	18,555,405	276,197	5.90
Interest-bearing deposits with banks and other	656,555	3,448	2.07	933,014	5,800	2.44	243,038	2,322	3.79
Total interest-earning assets	41,851,352	512,675	4.85	35,805,270	462,295	5.11	21,690,409	300,008	5.49
Other assets	4,268,162			3,289,096			1,463,844
Total assets	$46,119,514			$39,094,366			$23,154,253
LIABILITIES AND EQUITY:
Noninterest-bearing deposits	$7,968,769			$6,564,195			$3,873,023
Interest-bearing deposits:
Checking	5,891,566	7,614	0.51%	4,805,843	5,520	0.46%	2,403,370	248	0.04%
Savings	8,404,460	14,993	0.71	7,676,165	14,110	0.73	5,922,724	8,114	0.54
Money market	4,463,476	15,537	1.38	3,490,922	13,037	1.48	1,449,531	3,612	0.99
Certificates of deposit	7,825,573	38,859	1.97	7,320,720	38,233	2.07	4,818,211	21,487	1.77
Total interest-bearing deposits	26,585,075	77,003	1.15	23,293,650	70,900	1.21	14,593,836	33,461	0.91
Total deposits	34,553,844	77,003	0.88	29,857,845	70,900	0.94	18,466,859	33,461	0.72
Borrowings:
Short-term borrowings	2,585,682	11,403	1.73	1,884,228	5,345	1.11	2,738	19	2.74
Long-term borrowings	1,739,852	12,620	2.87	1,472,150	11,769	3.17	1,344,228	11,275	3.31
Total borrowings	4,325,534	24,023	2.19	3,356,378	17,114	2.01	1,346,966	11,294	3.31
Total interest-bearing liabilities	30,910,609	101,026	1.29	26,650,028	88,014	1.31	15,940,802	44,755	1.11
Total deposits and borrowings	38,879,378	101,026	1.03	33,214,223	88,014	1.05	19,813,825	44,755	0.89
Accrued expenses and other liabilities	1,549,017			1,197,014			822,558
Total liabilities	40,428,395			34,411,237			20,636,383
Total TCF Financial Corporation shareholders' equity	5,667,436			4,657,613			2,495,952
Non-controlling interest in subsidiaries	23,683			25,516			21,918
Total equity	5,691,119			4,683,129			2,517,870
Total liabilities and equity	$46,119,514			$39,094,366			$23,154,253
Net interest spread (FTE)			3.82%			4.06%			4.60%
Net interest income(FTE) and net interest margin(FTE)		$411,649	3.89%		$374,281	4.14%		$255,253	4.67%
Reconciliation to Reported Net Interest Income
Net interest income (FTE)		$411,649			$374,281			$255,253
Adjustments for taxable equivalent interest(1)(3)
Loans and leases		(1,734)			(1,590)			(997)
Tax-exempt investment securities		(1,162)			(898)			(1,103)
Total FTE adjustments		(2,896)			(2,488)			(2,100)
Net interest income (GAAP)		$408,753			$371,793			$253,153
Net interest margin (GAAP)		3.86%			4.12%			4.63%

(1)	Interest and yields are presented on a fully tax-equivalent basis.

(2)	Annualized.

(3)	The yield on tax-exempt loans and investment securities available-for-sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21%.

(4)	Average balances of loans and leases include nonaccrual loans and leases and are presented net of unearned income.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields and Rates (Unaudited)

	Year Ended December 31,
	2019			2018
	Average		Yields &	Average		Yields &
(Dollars in thousands)	Balance	Interest(1)	Rates(1)	Balance	Interest(1)	Rates(1)
ASSETS:
Federal Home Loan Bank and Federal Reserve Bank stocks	$210,001	$6,030	2.87%	$89,774	$3,618	4.03%
Investment securities held-to-maturity	144,318	2,950	2.04	154,619	3,970	2.57
Investment securities available-for-sale:
Taxable	3,516,413	103,077	2.93	1,390,016	37,436	2.69
Tax-exempt(3)	541,525	14,746	2.72	815,540	21,694	2.66
Loans and leases held-for-sale	336,292	18,599	5.53	103,240	6,686	6.48
Loans and leases(2)(3)
Commercial and industrial	8,371,066	519,506	6.18	6,171,331	386,541	6.25
Commercial real estate	5,523,347	298,414	5.33	2,799,523	135,791	4.78
Lease financing	2,570,109	131,547	5.12	2,459,823	125,185	5.09
Residential mortgage	3,902,959	170,706	4.37	1,788,729	95,375	5.33
Consumer installment	1,844,714	101,687	5.51	2,579,271	142,700	5.53
Home equity	3,272,760	214,116	6.54	3,028,370	200,356	6.62
Total loans and leases(2)(3)	25,484,955	1,435,976	5.61	18,827,047	1,085,948	5.75
Interest-bearing deposits with banks and other	534,979	14,326	2.66	229,698	8,346	3.63
Total interest-earning assets	30,768,483	1,595,704	5.17	21,609,934	1,167,698	5.39
Other assets	2,758,447			1,452,214
Total assets	$33,526,930			$23,062,148
LIABILITIES AND EQUITY:
Noninterest-bearing deposits	$5,622,092			$3,843,494
Interest-bearing deposits:
Checking	3,920,613	13,961	0.36	2,438,040	714	0.03
Savings	7,203,987	52,087	0.72	5,621,723	20,009	0.36
Money market	2,729,156	37,615	1.38	1,553,255	11,582	0.75
Certificates of deposit	6,086,251	122,494	2.01	4,897,937	75,385	1.54
Total interest-bearing deposits	19,940,007	226,157	1.13	14,510,955	107,690	0.74
Total deposits	25,562,099	226,157	0.88	18,354,449	107,690	0.59
Borrowings:
Short-term borrowings	1,279,073	20,836	1.61	3,288	77	2.33
Long-term borrowings	1,592,915	51,236	3.19	1,412,186	43,067	3.03
Total borrowings	2,871,988	72,072	2.49	1,415,474	43,144	3.02
Total interest-bearing liabilities	22,811,995	298,229	1.30	15,926,429	150,834	0.94
Total deposits and borrowings	28,434,087	298,229	1.05	19,769,923	150,834	0.76
Accrued expenses and other liabilities	1,177,805			761,723
Total liabilities	29,611,892			20,531,646
Total TCF Financial Corporation shareholders' equity	3,889,204			2,506,179
Non-controlling interest in subsidiaries	25,834			24,323
Total equity	3,915,038			2,530,502
Total liabilities and equity	$33,526,930			$23,062,148
Net interest spread (FTE)			4.12%			4.63%
Net interest income (FTE) and net interest margin (FTE)		$1,297,475	4.20%		$1,016,864	4.69%
Reconciliation to Reported Net Interest Income
Net interest income (FTE)		$1,297,475			$1,016,864
Adjustments for taxable equivalent interest(1)(2)
Loans		(5,348)			(3,813)
Tax-exempt investment securities		(3,095)			(4,556)
Total FTE adjustments		(8,443)			(8,369)
Net interest income (GAAP)		$1,289,032			$1,008,495
Net interest margin (GAAP)		4.17%			4.66%

(1)	Interest and yields are presented on a fully tax-equivalent basis.

(2)	The yield on tax-exempt loans and investment securities available-for-sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21%.

(3)	Average balances of loans and leases include nonaccrual loans and leases and are presented net of unearned income.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Quarterly Average Balance Sheets (Unaudited)

	Quarter Ended					Change From
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30, 2019		Dec. 31, 2018
(Dollars in thousands)	2019	2019	2019	2019	2018	$	%	$	%
ASSETS:
Federal Home Loan Bank and Federal Reserve Bank stocks	$388,640	$230,767	$112,118	$105,135	$87,321	$157,873	68.4%	$301,319	N.M.
Investment securities held-to-maturity	140,434	143,078	146,296	147,556	150,016	(2,644)	(1.8)	(9,582)	(6.4)%
Investment securities available-for-sale:
Taxable	4,960,520	4,232,878	2,711,984	2,121,196	1,779,654	727,642	17.2	3,180,866	178.7
Tax-exempt	778,994	643,576	222,534	516,995	788,806	135,418	21.0	(9,812)	(1.2)
Loans and leases held-for-sale	1,121,326	118,482	40,835	55,204	86,169	1,002,844	N.M.	1,035,157	N.M.
Loans and leases(1) :
Commercial and industrial	10,955,937	9,290,978	6,683,060	6,495,163	6,116,369	1,664,959	17.9	4,839,568	79.1
Commercial real estate	9,057,834	6,964,643	3,069,969	2,917,631	2,795,403	2,093,191	30.1	6,262,431	N.M.
Lease financing	2,616,360	2,570,567	2,565,175	2,527,346	2,479,045	45,793	1.8	137,315	5.5
Residential mortgage	6,023,647	4,853,627	2,337,818	2,345,881	1,957,323	1,170,020	24.1	4,066,324	N.M.
Consumer installment	1,546,952	2,389,830	1,586,633	1,852,813	2,134,568	(842,878)	(35.3)	(587,616)	(27.5)
Home equity	3,604,153	3,433,830	2,997,050	3,048,128	3,072,697	170,323	5.0	531,456	17.3
Total loans and leases(1)	33,804,883	29,503,475	19,239,705	19,186,962	18,555,405	4,301,408	14.6	15,249,478	82.2
Interest-bearing deposits with banks and other	656,555	933,014	280,075	261,556	243,038	(276,459)	(29.6)	413,517	170.1
Total interest-earning assets	41,851,352	35,805,270	22,753,547	22,394,604	21,690,409	6,046,082	16.9	20,160,943	92.9
Other assets	4,268,162	3,289,096	1,730,275	1,712,337	1,463,844	979,066	29.8	2,804,318	191.6
Total assets	$46,119,514	$39,094,366	$24,483,822	$24,106,941	$23,154,253	$7,025,148	18.0	$22,965,261	99.2
LIABILITIES AND EQUITY:
Noninterest-bearing deposits	$7,968,769	$6,564,195	$3,980,811	$3,919,746	$3,873,023	$1,404,574	21.4	$4,095,746	105.8%
Interest-bearing deposits:
Checking	5,891,566	4,805,843	2,479,814	2,457,767	2,403,370	1,085,723	22.6	3,488,196	145.1
Savings	8,404,460	7,676,165	6,452,510	6,253,992	5,922,724	728,295	9.5	2,481,736	41.9
Money market	4,463,476	3,490,922	1,430,556	1,490,631	1,449,531	972,554	27.9	3,013,945	N.M.
Certificates of deposit	7,825,573	7,320,720	4,527,822	4,622,120	4,818,211	504,853	6.9	3,007,362	62.4
Total interest-bearing deposits	26,585,075	23,293,650	14,890,702	14,824,510	14,593,836	3,291,425	14.1	11,991,239	82.2
Total deposits	34,553,844	29,857,845	18,871,513	18,744,256	18,466,859	4,695,999	15.7	16,086,985	87.1
Borrowings:
Short-term borrowings	2,585,682	1,884,228	321,043	293,499	2,738	701,454	37.2	2,582,944	N.M.
Long-term borrowings	1,739,852	1,472,150	1,657,527	1,500,832	1,344,228	267,702	18.2	395,624	29.4
Total borrowings	4,325,534	3,356,378	1,978,570	1,794,331	1,346,966	969,156	28.9	2,978,568	N.M.
Total interest-bearing liabilities	30,910,609	26,650,028	16,869,272	16,618,841	15,940,802	4,260,581	16.0	14,969,807	93.9
Total deposits and borrowings	38,879,378	33,214,223	20,850,083	20,538,587	19,813,825	5,665,155	17.1	19,065,553	96.2
Accrued expenses and other liabilities	1,549,017	1,197,014	969,723	989,104	822,558	352,003	29.4	726,459	88.3
Total liabilities	40,428,395	34,411,237	21,819,806	21,527,691	20,636,383	6,017,158	17.5	19,792,012	95.9
Total TCF Financial Corporation shareholders' equity	5,667,436	4,657,613	2,634,386	2,554,729	2,495,952	1,009,823	21.7	3,171,484	127.1
Non-controlling interest in subsidiaries	23,683	25,516	29,630	24,521	21,918	(1,833)	(7.2)	1,765	8.1
Total equity	5,691,119	4,683,129	2,664,016	2,579,250	2,517,870	1,007,990	21.5	3,173,249	126.0
Total liabilities and equity	$46,119,514	$39,094,366	$24,483,822	$24,106,941	$23,154,253	$7,025,148	18.0	$22,965,261	99.2
N.M. Not Meaningful

(1)	Average balances of loans and leases include nonaccrual loans and leases and are presented net of unearned income.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Quarterly Yields and Rates(1)(2) (Unaudited)

	Quarter Ended					Change From
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,		Dec. 31,
	2019	2019	2019	2019	2018	2019		2018
ASSETS:
Federal Home Loan Bank and Federal Reserve Bank stocks	3.24%	1.39%	3.91%	3.70%	4.19%	185	bps	(95)	bps
Investment securities held-to-maturity	2.53	1.68	2.53	1.45	2.58	85		(5)
Investment securities available-for-sale:
Taxable	2.85	2.88	3.11	3.04	2.91	(3)		(6)
Tax-exempt(3)	2.84	2.66	2.75	2.63	2.66	18		18
Loans and leases held-for-sale	5.58	4.74	5.88	6.05	6.48	84		(90)
Loans and leases(3)
Commercial and industrial	5.63	6.25	6.56	6.63	6.36	(62)		(73)
Commercial real estate	5.38	5.45	5.05	5.17	5.02	(7)		36
Lease financing	5.11	5.11	5.13	5.13	5.32	0		(21)
Residential mortgage	4.05	4.23	4.91	5.07	5.27	(18)		(122)
Consumer installment	4.97	5.73	5.63	5.58	5.62	(76)		(65)
Home equity	5.93	6.49	6.90	6.98	6.86	(56)		(93)
Total loans and leases(3)	5.24	5.62	5.91	5.97	5.90	(38)		(66)
Interest-bearing deposits with banks and other	2.07	2.44	3.64	3.87	3.79	(37)		(172)

Total interest-earning assets	4.85	5.11	5.48	5.55	5.49	(26)		(64)

LIABILITIES:
Interest-bearing deposits:
Checking	0.51	0.46	0.07	0.06	0.04	5		47
Savings	0.71	0.73	0.77	0.69	0.54	(2)		17
Money market	1.38	1.48	1.29	1.21	0.99	(10)		39
Certificates of deposit	1.97	2.07	2.06	1.94	1.77	(10)		20
Total interest-bearing deposits	1.15	1.21	1.09	1.03	0.91	(6)		24
Total deposits	0.88	0.94	0.86	0.81	0.72	(6)		16
Borrowings:
Short-term borrowings	1.73	1.11	2.63	2.67	2.74	62		(101)
Long-term borrowings	2.87	3.17	3.34	3.44	3.31	(30)		(44)
Total borrowings	2.19	2.01	3.23	3.31	3.31	18		(112)

Total interest-bearing liabilities	1.29	1.31	1.34	1.28	1.11	(2)		18

Net interest margin (FTE)	3.89	4.14	4.49	4.61	4.67	(25)		(78)

(1)	Annualized.

(2)	Yields are presented on a fully tax-equivalent basis.

(3)	The yield on tax-exempt loans and investment securities available-for-sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21%.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Composition of Loans (Unaudited)

	Quarter Ended					Change From
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30, 2019		Dec. 31, 2018
(Dollars in thousands)	2019	2019	2019	2019	2018	$	%	$
Commercial and industrial	$11,309,420	$10,810,534	$6,572,393	$6,790,956	$6,220,632	$498,886	4.6%	$5,088,788
Commercial real estate	9,267,052	8,876,779	3,262,487	2,965,796	2,908,313	390,273	4.4	6,358,739
Lease financing	2,699,869	2,594,373	2,582,613	2,551,344	2,530,163	105,496	4.1	169,706
Residential mortgage	6,179,805	6,057,404	2,368,411	2,376,878	2,335,835	122,401	2.0	3,843,970
Consumer installment	1,542,411	1,562,252	1,474,480	1,722,557	2,003,572	(19,841)	(1.3)	(461,161)
Home equity	3,498,907	3,609,410	2,924,753	2,976,679	3,074,505	(110,503)	(3.1)	424,402
Total	$34,497,464	$33,510,752	$19,185,137	$19,384,210	$19,073,020	$986,712	2.9	$15,424,444

Composition of Deposits (Unaudited)

	Quarter Ended					Change From
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30, 2019		Dec. 31, 2018
(Dollars in thousands)	2019	2019	2019	2019	2018	$	%	$
Noninterest-bearing deposits	$7,970,590	$7,979,900	$4,062,912	$4,104,652	$3,936,155	$(9,310)	(0.1)%	$4,034,435
Interest-bearing deposits:
Checking	5,966,178	6,266,740	2,498,042	2,532,688	2,459,617	(300,562)	(4.8)	3,506,561
Savings	8,506,058	8,347,541	6,503,102	6,426,465	6,107,812	158,517	1.9	2,398,246
Money market	4,570,081	4,305,921	1,443,004	1,468,308	1,609,422	264,160	6.1	2,960,659
Certificates of deposit	7,455,556	8,385,972	4,605,327	4,491,998	4,790,680	(930,416)	(11.1)	2,664,876
Total interest-bearing deposits	26,497,873	27,306,174	15,049,475	14,919,459	14,967,531	(808,301)	(3.0)	11,530,342
Total deposits	$34,468,463	$35,286,074	$19,112,387	$19,024,111	$18,903,686	$(817,611)	(2.3)	$15,564,777

Summary of Credit Quality Data

Allowance for Loan and Lease Losses (Unaudited)

	Dec. 31,		Sep. 30,		Jun. 30,		Mar. 31,		Dec. 31,
	2019		2019		2019		2019		2018
(Dollars in thousands)	Balance	% of Portfolio	Balance	% of Portfolio	Balance	% of Portfolio	Balance	% of Portfolio	Balance	% of Portfolio
Commercial and industrial	$42,430	0.38%	$39,974	0.37%	$38,605	0.59%	$38,639	0.57%	$41,103	0.66%
Commercial real estate	27,308	0.29	24,090	0.27	22,747	0.70	20,659	0.70	22,877	0.79
Lease financing	14,742	0.55	14,367	0.55	14,440	0.56	14,377	0.56	13,449	0.53
Residential mortgage	8,099	0.13	19,816	0.33	21,102	0.89	20,281	0.85	21,436	0.92
Consumer installment	2,678	0.17	1,859	0.12	26,731	1.81	30,477	1.77	35,151	1.75
Home equity	17,795	0.51	21,112	0.58	22,878	0.78	23,539	0.79	23,430	0.76
Total	$113,052	0.33%	$121,218	0.36%	$146,503	0.76%	$147,972	0.76%	$157,446	0.83%

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Summary of Credit Quality Data (Unaudited), Continued

Changes in Allowance for Loan and Lease Losses

	Quarter Ended					Change From
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Dec. 31,
(Dollars in thousands)	2019	2019	2019	2019	2018	2019	2018
Balance, beginning of period	$121,218	$146,503	$147,972	$157,446	$160,621	$(25,285)	$(39,403)
Charge-offs	(16,891)	(35,547)	(21,066)	(24,431)	(27,227)	18,656	10,336
Recoveries	10,654	6,969	6,984	5,777	5,913	3,685	4,741
Net (charge-offs) recoveries	(6,237)	(28,578)	(14,082)	(18,654)	(21,314)	22,341	15,077
Provision for credit losses	14,403	27,188	13,569	10,122	18,894	(12,785)	(4,491)
Other(1)	(16,332)	(23,895)	(956)	(942)	(755)	7,563	(15,577)
Balance, end of period	$113,052	$121,218	$146,503	$147,972	$157,446	$(8,166)	$(44,394)

(1)	Primarily includes the transfer of the allowance for loan and lease losses to loans and leases held-for-sale.

Net Charge-offs

	Quarter Ended
	Dec. 31,		Sep. 30,		Jun. 30,		Mar. 31,		Dec. 31,
	2019		2019		2019		2019		2018
(Dollars in thousands)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)
Commercial and industrial	$(5,736)	0.21%	$(17,631)	0.76%	$(5,820)	0.35%	$(5,259)	0.32%	$(9,678)	0.63%
Commercial real estate	(7)	—	13	—	9	—	5	—	150	(0.02)
Lease financing	(1,749)	0.27	(2,192)	0.34	(966)	0.15	(1,391)	0.22	(574)	0.09
Residential mortgage	1,552	(0.10)	(189)	0.02	(80)	0.01	(468)	0.08	(109)	0.02
Consumer installment	(2,577)	0.67	(8,984)	1.50	(6,990)	1.76	(11,561)	2.50	(11,299)	2.12
Home equity	2,280	(0.25)	405	(0.05)	(235)	0.03	20	—	196	(0.03)
Total	$(6,237)	0.07%	$(28,578)	0.39%	$(14,082)	0.29%	$(18,654)	0.39%	$(21,314)	0.46%
(1) Annualized net charge-off rate based on average loans and leases.

Over 90-Day Delinquencies as a Percentage of Portfolio(1)
						Change From
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Dec. 31,
	2019	2019	2019	2019	2018	2019	2018
Commercial and industrial	—%	0.02%	—%	—%	0.01%	(2) bps	(1) bps
Commercial real estate	0.02	0.09	—	—	—	(7)	2
Lease financing	0.07	0.09	0.12	0.10	0.07	(2)	—
Residential mortgage	0.01	0.01	0.05	0.07	0.06	—	(5)
Consumer installment	0.01	—	0.14	0.14	0.17	1	(16)
Home equity	—	—	—	—	—	—	—
Subtotal	0.01	0.04	0.03	0.04	0.04	(3)	(3)
Portfolios acquired with deteriorated credit quality	10.43	5.47	18.92	6.75	4.65	496	578
Total delinquencies	0.09%	0.09%	0.04%	0.04%	0.04%	—	5

(1)	Excludes nonaccrual loans and leases.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Summary of Credit Quality Data (Unaudited), Continued

Nonperforming Assets
						Change From
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Dec. 31,
(Dollars in thousands)	2019	2019	2019	2019	2018	2019	2018
Nonaccrual loans and leases:
Commercial and industrial	$53,812	$55,039	$18,483	$17,150	$26,061	$(1,227)	$27,751
Commercial real estate	29,735	26,518	545	607	4,518	3,217	25,217
Lease financing	10,957	11,503	12,886	10,976	7,993	(546)	2,964
Residential mortgage	38,577	48,816	34,760	35,227	33,111	(10,239)	5,466
Consumer installment	714	636	8,633	9,034	8,581	78	(7,867)
Home equity	35,863	39,296	32,686	30,291	25,654	(3,433)	10,209
Total nonaccrual loans and leases	$169,658	$181,808	$107,993	$103,285	$105,918	$(12,150)	$63,740
Other real estate owned	34,256	27,638	11,964	18,361	17,403	6,618	16,853
Total nonperforming assets	203,914	209,446	119,957	121,646	123,321	(5,532)	80,593

Nonaccrual loans and leases as a percentage of total loans and leases	0.49%	0.54%	0.56%	0.53%	0.56%	(5) bps	(7) bps
Allowance for loan and lease losses as a percentage of nonaccrual loans and leases	66.64	66.67	135.66	143.27	148.65	(3)	(8,201)
Nonperforming assets as a percentage of total loans and leases and other real estate owned	0.59	0.62	0.62	0.63	0.65	(3)	(6)

Consolidated Capital Information (Unaudited)

						Change From
(Dollars in thousands, except per share data)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,		Dec. 31,
	2019	2019	2019	2019	2018	2019		2018
Dividends declared per common share	$0.35	$0.35	$0.30	$0.30	$0.30	0.0%		16.7%
Book value per common share	36.20	35.82	30.43	29.38	28.44	1.1		27.3
Tangible book value per common share(1)	26.60	26.18	28.33	27.28	26.33	1.6		1.0
Common equity to assets	11.87%	12.04%	10.22%	10.02%	9.99%	(17)	bps	188	bps
Tangible common equity to tangible assets(1)	9.01	9.09	9.58	9.37	9.32	(8)		(31)

Regulatory Capital:(2)
Common equity Tier 1 capital	$4,050,826	$4,009,214	$2,305,706	$2,266,244	$2,224,183	1.0%		82.1%
Tier 1 capital	4,236,643	4,197,706	2,495,178	2,459,132	2,408,393	0.9		75.9
Total capital	4,681,533	4,652,708	2,811,347	2,792,419	2,750,581	0.6		70.2

Common equity Tier 1 capital ratio	10.99%	10.88%	10.99%	10.79%	10.82%	11	bps	17	bps
Tier 1 risk-based capital ratio	11.50	11.40	11.90	11.71	11.72	10		(22)
Total risk-based capital ratio	12.71	12.63	13.41	13.30	13.38	8		(67)
Tier 1 leverage ratio	9.49	11.16	10.27	10.26	10.44	(167)		(95)

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Measures" tables.

(2)	December 31, 2019 amounts are preliminary pending completion and filing of the Corporation's regulatory reports.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)

Computation of adjusted diluted earnings per common share:

		Quarter Ended
		Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands, except per share data)		2019	2019	2019	2019	2018
Net income available to common shareholders		$109,905	$19,654	$87,933	$68,001	$83,158
Earnings allocated to participating securities		—	—	17	13	12
Earnings allocated to common stock	(a)	109,905	19,654	87,950	68,014	83,170
Merger-related expenses		47,025	111,259	4,226	9,458	—
Notable items:
Sale of legacy TCF auto finance portfolio(1)		12,864	19,264	—	—	—
Termination of interest rate swaps(2)		—	17,302	—	—	—
Gain on sale of certain investment securities(3)		—	(5,869)	—	—	—
Write-down of company-owned vacant land parcels and branch exit costs(4)		3,494	5,890	—	—	—
Pension fair valuation adjustment(4)		6,341	—	—	—	—
Loan servicing rights (recovery) impairment(2)		(638)	4,520	—	—	—
Total notable items		22,061	41,107	—	—	—
Related income tax expense, net of benefits(5)		(19,904)	(46,213)	(1,003)	(2,252)	—
Total adjustments, net of tax		49,182	106,153	3,223	7,206	—
Adjusted earnings allocated to common stock	(b)	$159,087	$125,807	$91,173	$75,220	$83,170

Weighted-average common shares outstanding used in diluted earnings per common share calculation(6)	(c)	152,658,766	128,754,588	82,298,920	82,245,577	82,989,508

Diluted earnings per common share	(a)/(c)	$0.72	$0.15	$1.07	$0.83	$1.00
Adjusted diluted earnings per common share	(b)/(c)	1.04	0.98	1.11	0.91	1.00

Net income attributable to TCF		$112,399	$22,148	$90,427	$70,494	$85,652
Total adjustments, net of tax		49,182	106,153	3,223	7,206	—
Adjusted net income attributable to TCF		$161,581	$128,301	$93,650	$77,700	$85,652

(1)
Included within Net gains (losses) on sales of loans and leases ($8.2 million), other noninterest expense ($2.2 million), occupancy and equipment ($1.5 million) and compensation and employee benefits ($0.9 million).

(2)	Included within Other noninterest income.

(3)	Included within Net gains on investment securities.

(4)	Included within Other noninterest expense.

(5)	Included within Income tax expense (benefit).

(6)	Assumes conversion of common shares, as applicable.

Computation of adjusted net interest income and margin:

	Quarter Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands)	2019	2019	2019	2019	2018
Net Interest Income	$408,753	$371,793	$254,057	$254,429	$253,153
Purchase accounting accretion and amortization	(30,523)	(28,411)	—	—	—
Adjusted net interest income, excluding purchase accounting accretion and amortization	$378,230	$343,382	$254,057	$254,429	$253,153
Net interest margin (FTE)	3.89%	4.14%	4.49%	4.61%	4.67%
Purchase accounting accretion and amortization impact	(0.29)	(0.31)	—	—	—
Adjusted net interest margin, excluding purchase accounting accretion and amortization (FTE)	3.60%	3.83%	4.49%	4.61%	4.67%

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited), Continued

Computation of adjusted return on average assets, common equity, average tangible common equity and average tangible common equity:

		Quarter Ended
		Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands)		2019	2019	2019	2019	2018
Adjusted net income after tax expense:
Income after tax expense	(a)	$114,456	$24,978	$94,043	$73,449	$88,156
Merger-related expenses		47,025	111,259	4,226	9,458	—
Notable items		22,061	41,107	—	—	—
Related income tax expense, net of tax benefits		(19,904)	(46,213)	(1,003)	(2,252)	—
Adjusted net income after tax expense for ROAA calculation	(b)	163,638	131,131	97,266	80,655	88,156
Net income available to common shareholders	(c)	109,905	19,654	87,933	68,001	83,158
Other intangibles amortization		5,505	4,544	798	812	845
Related income tax expense		(1,284)	(1,085)	(189)	(193)	(198)
Net income available to common shareholders used in ROATCE calculation	(d)	114,126	23,113	88,542	68,620	83,805

Adjusted net income available to common shareholders:
Net income available to common shareholders		109,905	19,654	87,933	68,001	83,158
Notable items		22,061	41,107	—	—	—
Merger-related expenses		47,025	111,259	4,226	9,458	—
Related income tax expense, net of tax benefits		(19,904)	(46,213)	(1,003)	(2,252)	—
Net income available to common shareholders used in adjusted ROACE calculation	(e)	159,087	125,807	91,156	75,207	83,158
Other intangibles amortization		5,505	4,544	798	812	845
Related income tax expense		(1,284)	(1,085)	(189)	(193)	(198)
Net income available to common shareholders used in adjusted ROATCE calculation	(f)	163,308	129,266	91,765	75,826	83,805
Average balances:
Average assets	(g)	46,119,514	39,094,366	24,483,822	24,106,941	23,154,253
Total equity		5,691,119	4,683,129	2,664,016	2,579,250	2,517,870
Non-controlling interest in subsidiaries		(23,683)	(25,516)	(29,630)	(24,521)	(21,918)
Total TCF Financial Corporation shareholders' equity		5,667,436	4,657,613	2,634,386	2,554,729	2,495,952
Preferred stock		(169,302)	(169,302)	(169,302)	(169,302)	(169,302)
Average total common shareholders' equity used in ROACE calculation	(h)	5,498,134	4,488,311	2,465,084	2,385,427	2,326,650
Goodwill, net		(1,266,166)	(890,155)	(154,757)	(154,757)	(154,757)
Other intangibles, net		(211,294)	(142,925)	(19,270)	(20,080)	(20,907)
Average tangible common shareholders' equity used in ROATCE calculation	(i)	$4,020,674	$3,455,231	$2,291,057	$2,210,590	$2,150,986

ROAA(1)	(a)/(g)	0.99%	0.26%	1.54%	1.22%	1.52%
Adjusted ROAA(1)	(b)/(g)	1.42	1.34	1.59	1.34	1.52
ROACE(1)	(c)/(h)	8.00	1.75	14.27	11.40	14.30
Adjusted ROACE(1)	(e)/(h)	11.57	11.21	14.79	12.61	14.30
ROATCE(1)	(d)/(i)	11.35	2.68	15.46	12.42	15.58
Adjusted ROATCE(1)	(f)/(i)	16.25	14.96	16.02	13.72	15.58

(1)	Annualized.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited), Continued

Computation of adjusted efficiency ratio, noninterest income and noninterest expense:

		Quarter Ended
		Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands)		2019	2019	2019	2019	2018
Noninterest expense	(a)	$416,571	$425,620	$236,849	$253,075	$249,958
Merger-related expenses		(47,025)	(111,259)	(4,226)	(9,458)	—
Write-down of company-owned vacant land parcels and branch exit costs		(3,494)	(5,890)	—	—	—
Sale of Legacy TCF auto finance portfolio		(4,670)	—	—	—	—
Pension fair valuation adjustment		(6,341)	—	—	—	—
Adjusted noninterest expense		355,041	308,471	232,623	243,617	249,958
Lease financing equipment depreciation		(18,629)	(19,408)	(19,133)	(19,256)	(19,085)
Amortization of intangibles		(5,505)	(4,544)	(798)	(812)	(845)
Impairment of historic income tax credits		(4,030)	—	—	—	—
Adjusted noninterest expense, efficiency ratio	(b)	326,877	284,519	212,692	223,549	230,028

Net interest income		408,753	371,793	254,057	254,429	253,153
Noninterest income		158,052	94,258	109,718	103,504	123,868
Total revenue	(c)	566,805	466,051	363,775	357,933	377,021

Noninterest income		158,052	94,258	109,718	103,504	123,868
Sale of Legacy TCF auto finance portfolio		8,194	19,264	—	—	—
Termination of interest rate swaps		—	17,302	—	—	—
Gain on sales of certain investment securities		—	(5,869)	—	—	—
Loan servicing rights (recovery) impairment		(638)	4,520	—	—	—
Adjusted noninterest income		165,608	129,475	109,718	103,504	123,868
Net interest income		408,753	371,793	254,057	254,429	253,153
Net interest income FTE adjustment		2,896	2,488	1,337	1,722	2,100
Adjusted net interest income		411,649	374,281	255,394	256,151	255,253
Lease financing equipment depreciation		(18,629)	(19,408)	(19,133)	(19,256)	(19,085)
Adjusted total revenue, efficiency ratio	(d)	$558,628	$484,348	$345,979	$340,399	$360,036

Efficiency ratio	(a)/(c)	73.49%	91.32%	65.11%	70.70%	66.30%
Adjusted efficiency ratio	(b)/(d)	58.51	58.74	61.48	65.67	63.89

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited), Continued

Computation of tangible common equity to tangible assets and tangible book value per common share:

		Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands, except per share data)		2019	2019	2019	2019	2018
Total equity		$5,727,241	$5,693,417	$2,710,518	$2,645,845	$2,556,260
Non-controlling interest in subsidiaries		(20,226)	(23,313)	(24,858)	(29,452)	(18,459)
Total TCF Financial Corporation shareholders' equity		5,707,015	5,670,104	2,685,660	2,616,393	2,537,801
Preferred stock		(169,302)	(169,302)	(169,302)	(169,302)	(169,302)
Total common stockholders' equity	(a)	5,537,713	5,500,802	2,516,358	2,447,091	2,368,499
Goodwill, net		(1,299,878)	(1,265,111)	(154,757)	(154,757)	(154,757)
Other intangibles, net		(168,368)	(215,910)	(18,885)	(19,684)	(20,496)
Tangible common shareholders' equity	(b)	$4,069,467	$4,019,781	$2,342,716	$2,272,650	$2,193,246

Total assets	(c)	$46,651,553	$45,692,511	$24,626,830	$24,418,715	$23,699,612
Goodwill, net		(1,299,878)	(1,265,111)	(154,757)	(154,757)	(154,757)
Other intangibles, net		(168,368)	(215,910)	(18,885)	(19,684)	(20,496)
Tangible assets	(d)	$45,183,307	$44,211,490	$24,453,188	$24,244,274	$23,524,359

Common stock shares outstanding	(e)	152,965,571	153,571,381	82,703,469	83,303,581	83,289,382

Common equity to assets	(a) / (c)	11.87%	12.04%	10.22%	10.02%	9.99%
Tangible common equity to tangible assets	(b) / (d)	9.01	9.09	9.58	9.37	9.32

Book value per common share	(a) / (e)	$36.20	$35.82	$30.43	$29.38	$28.44
Tangible book value per common share	(b) / (e)	26.60	26.18	28.33	27.28	26.33

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)

Computation of adjusted provision and net charge-offs:

		Quarter Ended
		Dec. 31,
(Dollars in thousands)		2019
Provision		$14,403
Provision benefit due to sale of the consumer nonaccrual and TDR loan sale		4,694
Adjusted provision, excluding consumer nonaccrual and TDR loan sale		$19,097

Net charge-offs	(a)	$(6,237)
Recovery related to the consumer nonaccrual and TDR loan sale	(b)	4,694
Adjusted net charge-offs, excluding consumer nonaccrual and TDR loan sale	(c)	$(10,931)
Average loans and leases	(d)	$33,804,883
Net charge-off rate as a percentage of average loans and leases(1)	(a)/(d)	0.07%
Impact of recovery to net charge-off ratio related to the consumer nonaccrual and TDR loan sale(1)	(b)/(d)	0.06
Adjusted net charge-off ratio, excluding consumer nonaccrual and TDR loan sale(1)	(c)/(d)	0.13%

(1)	Annualized.